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                                                                   EXHIBIT 10.41



                                    RELEASE
                                    -------
                                    [DYCAM]

          FOR AND IN CONSIDERATION of the exchange of promises and the mutual releases set forth herein among Hasco International, Inc., a Missouri corporation ("Hasco International"), Hasco Holdings Corp., a Delaware corporation ("Holdings"), and Dycam Inc., a Delaware corporation plus such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned and their successors and assigns (the "Releasors") hereby release each other and all of the other entities' employees, officers, administrators, directors, affiliates and subsidiaries, solely in their capacity as such, and their successors (collectively, the "Releasees") from all manner of action and causes of action, suits, choses in action, contracts, covenants, claims, bonds, bills, debts, dues, sums of money, rents (including rentals dues and rents subsequently to become due), commissions, compensations, damages, taxes, demands and rights whatsoever, in law or in equity ("Claims"), now existing or which may hereafter accrue in favor of each Releasor by reason of any facts and circumstances which existed prior to or as of the date of this release relating in any way to the baby portrait, photography or imaging business including, but not limited to, claims arising in or in connection with the lawsuit that Forever Yours brought against Hasco International in the United States District Court for the Central District of California (Case No. 96-1696) (the "Litigation"). Each Releasor hereby covenants that it will (i) dismiss, with prejudice, the Litigation and (ii) refrain from commencing any action or suit, or prosecuting any pending action or suit, in law or in equity, against the Releasees on account of any action or cause of action covered by this release.

          In the event that any party breaches this Release by bringing legal action, the breaching party shall be liable to pay all attorney's fees and costs incurred by the non-breaching party in defense of such action.

          Notwithstanding anything to the contrary contained herein, this release shall not release any (i) Claims arising out of any breach of the Asset Purchase Agreement, dated as of
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January 31, 1997, or the Loan Agreement, dated as of January 31, 1997 or (ii)
Claims that exist against Randee or Dana Arnold.

          THE RELEASES CONTAINED HEREIN CONSTITUTE A WAIVER BY ALL PARTIES HERETO OF ANY AND ALL RIGHTS UNDER (S) 1542 OF THE CIVIL CODE OF CALIFORNIA (OR ANY SIMILAR LAW OR STATUTE OF ANY JURISDICTION THAT MIGHT APPLY), WHICH PROVIDES "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          Each of the parties hereto understands and agrees that the releases contained herein are not intended to be and shall not be deemed, construed or treated in any respect as an admission of liability by any person or entity for any purpose.

          This release may be executed in counterparts. A fax signature shall be deemed an original for all purposes hereof. Each party delivering this release by fax agrees to deliver an original, or re-execute an original, promptly upon the request of any other party hereto.

          This release shall be effective only upon (i) execution and delivery of this release by each of the signatories hereto and (ii) execution and delivery of a release in form substantially similar to this release by each of
(x) Hasco International, Holdings and Styles on Video, Inc., a Delaware corporation, and (y) Hasco International, Holdings and Forever Yours, Inc., a California corporation.

               WITNESS our hands this 4th day of February, 1997.


WITNESSES:                           HASCO INTERNATIONAL , INC.


----------------------------         By:
                                        -----------------------------------
                                        Its:                       and duly
                                             Authorized Agent

                                  DYCAM INC.
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


                                     By:
----------------------------            -----------------------------------
                                        Its:                       and duly
                                             Authorized Agent


                                     HASCO HOLDINGS CORP.

                                     By:
----------------------------            -----------------------------------
                                        Its:                       and duly
                                             Authorized Agent
